Exhibit 99.1

UWM Holdings Corporation Announces
Third Quarter 2023 Results

Third Quarter Net Income of $301.0 Million.
Loan Origination Volume of $29.7 Billion, including Purchase Volume of $25.9 Billion.
PONTIAC, MI, November 8, 2023 - UWM Holdings Corporation (NYSE: UWMC) (the "Company"), the publicly traded indirect parent of United Wholesale Mortgage (“UWM”), today announced its results for the third quarter ended September 30, 2023. Total loan origination volume for the third quarter was $29.7 billion, of which $25.9 billion was purchase volume. The Company reported 3Q23 net income of $301.0 million, inclusive of a $92.9 million increase in fair value of MSRs, and diluted earnings per share of $0.15.

Mat Ishbia, Chairman and CEO of UWMC, said, "The strength of UWM and the broker channel is on full display. While others choose to dwell on high mortgage rates and low housing inventory, at UWM we remain focused on growing our market share and the broker channel. We are investing in new technology and hiring new team members to ensure that we are prepared for the eventual turn in rates. In the meantime, we expect to continue to generate significant purchase volume and remain highly profitable."

•Originations of $29.7 billion in 3Q23, compared to $31.8 billion in 2Q23 and $33.5 billion in 3Q22
•Purchase originations of $25.9 billion in 3Q23, compared to $28.0 billion in 2Q23 and $27.7 billion in 3Q22
•Total gain margin of 97 bps in 3Q23 compared to 88 bps in 2Q23 and 52 bps in 3Q22
•Net income of $301.0 million in 3Q23 compared to $228.8 million in 2Q23 and $325.6 million 3Q22
•Adjusted EBITDA of $112.1 million in 3Q23 compared to $125.4 million in 2Q23 and $(1.4) million in 3Q22
•Total equity of $3.1 billion at September 30, 2023, compared to $2.9 billion at June 30, 2023, and $3.4 billion at September 30, 2022
•Unpaid principal balance of MSRs of $281.4 billion with a WAC of 4.20% at September 30, 2023, compared to $294.9 billion with a WAC of 3.84% at June 30, 2023, and $306.0 billion with a WAC of 3.44% at September 30, 2022
•Ended 3Q23 with approximately $2.9 billion of available liquidity, including $0.9 billion of cash and self-warehouse, and $2.0 billion of available borrowing capacity, which includes $1.5 billion under lines of credit secured by agency and Ginnie Mae MSRs, and $500 million under an unsecured line of credit

Production and Income Statement Highlights (dollars in thousands, except per share amounts)

	Q3 2023	Q2 2023	Q3 2022
Loan origination volume(1)	$29,721,633	$31,846,800	$33,464,480
Total gain margin(1)(2)	0.97%	0.88%	0.52%
Net income	$300,993	$228,794	$325,610
Diluted EPS	0.15	0.08	0.13
Adjusted diluted EPS(3)	N/A	0.11	0.16
Adjusted net income(3)	234,713	178,920	254,294
Adjusted EBITDA(3)	112,062	125,380	(1,392)

(1)Key operational metric (see discussion below).
(2)Represents total loan production income divided by loan origination volume.
(3)Non-GAAP metric (see discussion and reconciliations below).

Balance Sheet Highlights as of Period-end (dollars in thousands)

	Q3 2023	Q2 2023	Q3 2022
Cash and cash equivalents	$729,616	$634,576	$799,534
Mortgage loans at fair value	5,560,039	6,269,924	5,341,217
Mortgage servicing rights	4,352,219	4,224,207	4,305,686
Total assets	12,204,137	12,425,919	11,890,083
Non-funding debt (1)	2,617,903	2,623,991	2,146,157
Total equity	3,092,111	2,947,122	3,392,033
Non-funding debt to equity (1)	0.85	0.89	0.63

 (1) Non-GAAP metric (see discussion and reconciliations below).

Mortgage Servicing Rights (dollars in thousands)

	Q3 2023	Q2 2023	Q3 2022
Unpaid principal balance	$281,373,662	$294,945,929	$306,016,670
Weighted average interest rate	4.20%	3.84%	3.44%
Weighted average age (months)	20	20	14
Technology and Loan Product Launches
•Investor Flex, UWM’s Debt Service Coverage Ratio ("DSCR") loan product, has been expanded to offer four loan options, up to $2M for purchases and refinances, for real estate investor borrowers.
•Independent mortgage brokers now have access to improved pricing on loans under $200,000 and UWM has removed loan-level pricing adjustments on loans under $100,000.
•Expanded Safe Check to now include government and jumbo loans, as well as conventional loans, further protecting independent mortgage brokers and their borrowers from unwanted excessive credit trigger lead solicitations and helping borrowers save on increasing credit costs.
•Launched Safe Check Complete, allowing brokers to order a pre-qualification based on a three-bureau soft credit check for $23, with UWM offering a tri-merge hard credit report at no additional cost.
•Now accepting FHA/VA loans with FICOs above 580; had previously been at 620 FICO.
Operational Highlights
•Achieved Net Promoter Score of +86.4 in 3Q23.
•Our 1.09% 60+ days delinquency as of September 30, 2023, was significantly better than the industry average of 1.53% (Source: TransUnion, as of August 2023).
Product and Investor Mix - Unpaid Principal Balance of Originations (dollars in thousands)

Purchase:	Q3 2023	Q2 2023	Q3 2022
Conventional	$16,237,031	$17,607,736	$19,246,298
Government	8,031,062	9,184,089	7,592,116
Jumbo and other (1)	1,624,824	1,243,350	854,925
Total Purchase	$25,892,917	$28,035,175	$27,693,339

Refinance:	Q3 2023	Q2 2023	Q3 2022
Conventional	$1,736,055	$2,113,172	$3,935,550
Government	1,528,848	1,336,350	1,640,127
Jumbo and other (1)	563,813	362,103	195,464
Total Refinance	$3,828,716	$3,811,625	$5,771,141
Total Originations	$29,721,633	$31,846,800	$33,464,480

(1) Comprised of non-agency jumbo products and non-qualified mortgage products, including home equity lines of credit ("HELOCs") (which in many instances are second liens) and construction loans.

Mat Ishbia, Chairman and CEO of UWMC, also said, "We certainly recognize that many in the industry are facing challenges. With that said, UWM will continue to embrace this cycle as a time for purchase dominance and investment in our future. We are not resting on any laurels, nor are we relaxing. We will continue to stay on offense while much of the industry is on defense."
Fourth Quarter 2023 Outlook
We anticipate fourth quarter production to be in the $19 to $26 billion range, with gain margin from 75 to 100 basis points.
Full Year 2023 Outlook
We anticipate full year 2023 production to be in the $103 to $110 billion range.
Dividend
Subsequent to September 30, 2023, for the twelfth consecutive quarter, the Company's Board of Directors declared a cash dividend of $0.10 per share on the outstanding shares of Class A common stock. The dividend is payable on January 11, 2024, to stockholders of record at the close of business on December 20, 2023. Additionally, the Board approved a proportional distribution to SFS Corp., which is payable on or about January 11, 2024.
Earnings Conference Call Details
As previously announced, the Company will hold a conference call for financial analysts and investors on Wednesday, November 8, at 10:30 AM ET to review the results and answer questions. Interested parties may register for a toll-free dial-in number by visiting:
•https://conferencingportals.com/event/cXqxwDDv
Please dial in at least 15 minutes in advance to ensure a timely connection to the call. Audio webcast, taped replay and a transcript will be available on the Company's investor relations website at https://investors.uwm.com/.
Key Operational Metrics
“Loan origination volume” and “Total gain margin” are key operational metrics that the Company's management uses to evaluate the performance of the business. “Loan origination volume” is the aggregate principal of the residential mortgage loans originated by the Company during a period. “Total gain margin” represents total loan production income divided by loan origination volume for the applicable periods.
Non-GAAP Metrics
The Company's net income does not reflect the income tax provision that would otherwise be reflected if 100% of the economic interest in UWM was owned by the Company. Therefore, for comparison purposes, the Company provides “Adjusted net income,” which is our pre-tax income adjusted for a 22.21% and 23.03% estimated annual effective tax rate for the periods during 2023 and 2022, respectively. “Adjusted net income” is a non-GAAP metric. "Adjusted diluted EPS" is defined as "Adjusted net income" divided by the weighted average number of shares of Class A common stock outstanding for the applicable period, assuming the exchange and conversion of all outstanding Class D common stock for Class A common stock, and is calculated and presented for periods in which the assumed exchange and conversion of Class D common stock to Class A common stock is anti-dilutive to EPS.
We also disclose Adjusted EBITDA, which we define as earnings before interest expense on non-funding debt, provision for income taxes, depreciation and amortization, stock-based compensation expense, the change in fair value of MSRs due to valuation inputs or assumptions, the impact of non-cash deferred compensation expense, the change in fair value of the Public and Private Warrants, the change in Tax Receivable Agreement liability and the change in fair value of retained investment securities. We exclude the change in Tax Receivable Agreement liability, the change in fair value of the Public and Private Warrants, the change in fair value of retained investment securities, and the change in fair value of MSRs due to valuation inputs or assumptions, as these represent non-cash, non-realized adjustments to our earnings, which is not indicative of our performance or results of operations. Adjusted EBITDA includes interest expense on funding facilities, which are recorded as a component of interest expense, as these expenses are a direct operating expense driven by loan origination volume. By contrast, interest expense on non-funding debt is a function of our capital structure and is therefore excluded from Adjusted EBITDA.

In addition, we disclose “Non-funding debt” and the “Non-funding debt to equity ratio” as a non-GAAP metric. We define “Non-funding debt” as the total of the Company's senior notes, lines of credit, borrowings against investment securities, equipment note payable, and finance leases and the “Non-funding debt-to-equity ratio” as total non-funding debt divided by the Company’s total equity.

Management believes that these non-GAAP metrics provide useful information to investors. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies.

The following tables set forth the reconciliations of these non-GAAP financial measures to their most directly comparable financial measure calculated in accordance with GAAP (dollars in thousands, except per share amounts):

Adjusted net income	Q3 2023	Q2 2023	Q3 2022
Earnings before income taxes	$301,727	$230,004	$330,381
Impact of estimated annual effective tax rate of 22.21% and 23.03% for periods during 2023 and 2022, respectively	(67,014)	(51,084)	(76,087)
Adjusted net income	$234,713	$178,920	$254,294

Adjusted diluted EPS	Q2 2023	Q3 2022
Diluted weighted average Class A common stock outstanding	93,107,133	92,571,886
Assumed pro forma conversion of Class D common stock (1)	1,502,069,787	1,502,069,787
Adjusted diluted weighted average shares outstanding (1)	1,595,176,920	1,594,641,673

Adjusted net income	$178,920	$254,294
Adjusted diluted EPS	0.11	0.16

(1) Reflects the pro forma exchange and conversion of antidilutive Class D common stock to Class A common stock.

Adjusted EBITDA	Q3 2023	Q2 2023	Q3 2022
Net income	$300,993	$228,794	$325,610
Interest expense on non-funding debt	42,825	42,756	29,786
Provision for income taxes	734	1,210	4,771
Depreciation and amortization	11,563	11,441	11,426
Stock-based compensation expense	3,822	3,567	1,986
Change in fair value of MSRs due to valuation inputs or assumptions	(236,044)	(164,526)	(373,232)
Deferred compensation, net	(11,755)	(564)	(8,468)
Change in fair value of Public and Private Warrants	(2,021)	1,175	(755)
Change in Tax Receivable Agreement liability	(3,000)	915	—
Change in fair value of investment securities	4,945	612	7,484
Adjusted EBITDA	$112,062	$125,380	$(1,392)

Non-funding debt and non-funding debt to equity	Q3 2023	Q2 2023	Q3 2022
Senior notes	$1,987,284	$1,986,301	$1,983,099
Secured lines of credit	500,000	500,000	—
Borrowings against investment securities	97,328	100,901	114,875
Equipment note payable	—	433	1,266
Finance lease liability	33,291	36,356	46,917
Total non-funding debt	$2,617,903	$2,623,991	$2,146,157
Total equity	$3,092,111	$2,947,122	$3,392,033
Non-funding debt to equity	0.85	0.89	0.63

Cautionary Note Regarding Forward-Looking Statements

This press release and our earnings call include forward-looking statements. These forward-looking statements are generally identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this press release and our earnings call include statements regarding: (1) our position amongst our competitors and ability to capture market share; (2) our expectation that we will continue to generate significant purchase volume and remain highly profitable; (3) growth of the wholesale and broker channels, the impact of our strategies on such growth and the benefits to our business of such growth; (4) our growth and strategies to remain the leading mortgage lender, and the timing and drivers of that growth; (5) the benefits and liquidity of our MSR portfolio; (6) our beliefs related to the amount and timing of our dividend; (7) our expectations for future market environments, including interest rates, levels of refinance activity and the timing of such market changes; (8) our expectations related to production and margin in the fourth quarter of 2023; (9) the benefits of our business model, strategies and initiatives, and their impact on our results and the industry; (10) our performance in shifting market conditions and the comparison of such performance against our competitors; (11) our ability to produce results in future years at or above prior levels or expectations, and our strategies for producing such results; (12) our position and ability to capitalize on market opportunities and the impacts to our results; (13) our investments in technology and the impact to our operations, ability to scale and financial results and (14) our purchase production and product portfolio. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including; (i) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies that affect interest rates; (ii) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (iii) UWM’s ability to sell loans in the secondary market; (iv) UWM’s dependence on the government-sponsored entities such as Fannie Mae and Freddie Mac; (v) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (vi) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (vii) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (viii) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (ix) UWM’s ability to continue to attract and retain its broker relationships; (x) UWM’s ability to implement technological innovation; (xi) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

About UWM Holdings Corporation and United Wholesale Mortgage

Headquartered in Pontiac, Michigan, UWM Holdings Corporation (UWMC) is the publicly traded indirect parent of United Wholesale Mortgage, LLC (“UWM”). UWM is the nation’s largest home mortgage lender, despite exclusively originating mortgage loans through the wholesale channel. UWM has been the largest wholesale mortgage lender for nine consecutive years and is also the largest purchase lender in the nation. With a culture of continuous innovation of technology and enhanced client experience, UWM leads the market by building upon its proprietary and exclusively licensed technology platforms, superior service and focused partnership with the independent mortgage broker community. UWM originates primarily conforming and government loans across all 50 states and the District of Columbia. For more information, visit uwm.com or call 800-981-8898. NMLS #3038.

For inquiries regarding UWM, please contact:
INVESTOR CONTACT	MEDIA CONTACT
BLAKE KOLO	NICOLE ROBERTS
InvestorRelations@uwm.com	Media@uwm.com

UWM HOLDINGS CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except shares and per share amounts)

	September 30, 2023	December 31, 2022
Assets	(Unaudited)
Cash and cash equivalents	$729,616	$704,898
Mortgage loans at fair value	5,560,039	7,134,960
Derivative assets	92,791	82,869
Investment securities at fair value, pledged	104,526	113,290
Accounts receivable, net	385,922	383,147
Mortgage servicing rights	4,352,219	4,453,261
Premises and equipment, net	146,509	152,477
Operating lease right-of-use asset, net (includes $98,813 and $102,322 with related parties)	100,427	104,181
Finance lease right-of-use asset (includes $25,318 and $26,867 with related parties)	31,803	42,218
Loans eligible for repurchase from Ginnie Mae	617,490	345,490
Other assets	82,795	83,834
Total assets	$12,204,137	$13,600,625
Liabilities and Equity
Warehouse lines of credit	$5,066,900	$6,443,992
Derivative liabilities	38,882	49,748
Secured line of credit	500,000	750,000
Borrowings against investment securities	97,328	101,345
Accounts payable, accrued expenses and other	503,890	439,719
Accrued distributions and dividends payable	159,572	159,465
Senior notes	1,987,284	1,984,336
Operating lease liability (includes $105,775 and $109,473 with related parties)	107,389	111,332
Finance lease liability (includes $26,665 and $27,857 with related parties)	33,291	43,505
Loans eligible for repurchase from Ginnie Mae	617,490	345,490
Total liabilities	9,112,026	10,428,932
Equity:
Preferred stock, $0.0001 par value - 100,000,000 shares authorized, none issued and outstanding as of September 30, 2023 or December 31, 2022	—	—
Class A common stock, $0.0001 par value - 4,000,000,000 shares authorized, 93,654,269 and 92,575,974 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	10	9
Class B common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of September 30, 2023 or December 31, 2022	—	—
Class C common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of September 30, 2023 or December 31, 2022	—	—
Class D common stock, $0.0001 par value - 1,700,000,000 shares authorized, 1,502,069,787 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	150	150
Additional paid-in capital	1,484	903
Retained earnings	130,233	142,500
Non-controlling interest	2,960,234	3,028,131
Total equity	3,092,111	3,171,693
Total liabilities and equity	$12,204,137	$13,600,625

UWM HOLDINGS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except shares and per share amounts)
(Unaudited)

	For the three months ended			For the nine months ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Revenue
Loan production income	$288,930	$280,757	$172,402	$775,111	$852,808
Loan servicing income	200,428	193,220	196,781	612,205	574,847
Change in fair value of mortgage servicing rights	92,909	24,648	236,780	(219,730)	434,912
Interest income	94,849	88,895	78,210	258,324	207,625
Total revenue, net	677,116	587,520	684,173	1,425,910	2,070,192
Expenses
Salaries, commissions and benefits	135,333	131,380	135,028	387,716	434,620
Direct loan production costs	36,184	23,618	20,498	76,285	72,973
Marketing, travel, and entertainment	20,117	21,588	17,730	58,915	51,192
Depreciation and amortization	11,563	11,441	11,426	34,674	33,522
General and administrative	44,904	52,691	51,649	132,214	129,881
Servicing costs	33,640	31,658	37,596	102,160	129,215
Interest expense	93,724	82,437	73,136	239,445	191,069
Other expense (income)	(76)	2,703	6,729	2,386	23,793
Total expenses	375,389	357,516	353,792	1,033,795	1,066,265
Earnings before income taxes	301,727	230,004	330,381	392,115	1,003,927
Provision for income taxes	734	1,210	4,771	941	9,585
Net income	300,993	228,794	325,610	391,174	994,342
Net income attributable to non-controlling interest	282,762	221,236	313,914	377,326	952,350
Net income attributable to UWMC	$18,231	$7,558	$11,696	$13,848	$41,992

Earnings per share of Class A common stock:
Basic	$0.20	$0.08	$0.13	$0.15	$0.45
Diluted	$0.15	$0.08	$0.13	$0.15	$0.45
Weighted average shares outstanding:
Basic	93,290,736	93,107,133	92,571,886	93,107,576	92,441,342
Diluted	1,596,624,780	93,107,133	92,571,886	93,107,576	92,441,342

Addendum to Exhibit 99.1

This addendum includes the Company's Consolidated Balance Sheets as of September 30, 2023, and the preceding four quarters and Statements of Operations for the quarter ended September 30, 2023, and the preceding four quarters for purposes of providing historical quarterly trending information to investors.

CONSOLIDATED BALANCE SHEETS
(in thousands, except shares and per share amounts)

	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Assets	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)
Cash and cash equivalents	$729,616	$634,576	$740,063	$704,898	$799,534
Mortgage loans at fair value	5,560,039	6,269,924	4,800,259	7,134,960	5,031,068
Derivative assets	92,791	61,407	61,136	82,869	385,348
Investment securities at fair value, pledged	104,526	111,625	114,275	113,290	115,079
Accounts receivable, net	385,922	347,865	433,747	383,147	556,153
Mortgage servicing rights	4,352,219	4,224,207	3,974,870	4,453,261	4,305,686
Premises and equipment, net	146,509	149,515	152,428	152,477	152,172
Operating lease right-of-use asset, net	100,427	101,686	102,923	104,181	101,377
Finance lease right-of-use asset	31,803	34,947	38,320	42,218	45,667
Loans eligible for repurchase from Ginnie Mae	617,490	409,078	440,775	345,490	310,149
Other assets	82,795	81,089	88,920	83,834	87,850
Total assets	$12,204,137	$12,425,919	$10,947,716	$13,600,625	$11,890,083
Liabilities and Equity
Warehouse lines of credit	$5,066,900	$5,732,791	$4,259,834	$6,443,992	$4,712,719
Derivative liabilities	38,882	21,734	62,742	49,748	215,330
Secured line of credit	500,000	500,000	500,000	750,000	—
Borrowings against investment securities	97,328	100,901	101,345	101,345	114,875
Accounts payable, accrued expenses and other	503,890	423,407	416,818	439,719	846,905
Accrued distributions and dividends payable	159,572	159,518	159,517	159,465	159,465
Senior notes	1,987,284	1,986,301	1,985,319	1,984,336	1,983,099
Operating lease liability	107,389	108,711	110,012	111,332	108,591
Finance lease liability	33,291	36,356	36,812	43,505	46,917
Loans eligible for repurchase from Ginnie Mae	617,490	409,078	440,775	345,490	310,149
Total liabilities	9,112,026	9,478,797	8,073,174	10,428,932	8,498,050
Equity:
Preferred stock, $0.0001 par value - 100,000,000 shares authorized, none issued and outstanding as of each of the periods presented	—	—	—	—	—
Class A common stock, $0.0001 par value - 4,000,000,000 shares authorized; shares issued and outstanding - 93,654,269 as of September 30, 2023 , 93,114,878 as of June 30, 2023, 93,101,971 as of March 31, 2023, and 92,575,974 as of December 31, 2022 and 92,575,425 as of September 30, 2022	10	9	9	9	9
Class B common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of each of the periods presented	—	—	—	—	—
Class C common stock, $0.0001 par value - 1,700,000,000 shares authorized, none issued and outstanding as of each of the periods presented	—	—	—	—	—
Class D common stock, $0.0001 par value - 1,700,000,000 shares authorized, 1,502,069,787 shares issued and outstanding as of each of the periods presented	150	150	150	150	150
Additional paid-in capital	1,484	1,267	1,036	903	784
Retained earnings	130,233	120,379	122,136	142,500	141,194
Non-controlling interest	2,960,234	2,825,317	2,751,211	3,028,131	3,249,896
Total equity	3,092,111	2,947,122	2,874,542	3,171,693	3,392,033
Total liabilities and equity	$12,204,137	$12,425,919	$10,947,716	$13,600,625	$11,890,083

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except shares and per share amounts)
(Unaudited)

	For the three months ended
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Revenue
Loan production income	$288,930	$280,757	$205,424	$129,180	$172,402
Loan servicing income	200,428	193,220	218,557	217,225	196,781
Change in fair value of mortgage servicing rights	92,909	24,648	(337,287)	(150,808)	236,780
Interest income	94,849	88,895	74,580	106,837	78,210
Total revenue, net	677,116	587,520	161,274	302,434	684,173
Expenses
Salaries, commissions and benefits	135,333	131,380	121,003	118,266	135,028
Direct loan production costs	36,184	23,618	16,483	17,396	20,498
Marketing, travel, and entertainment	20,117	21,588	17,210	22,976	17,730
Depreciation and amortization	11,563	11,441	11,670	11,713	11,426
General and administrative	44,904	52,691	34,619	49,668	51,649
Servicing costs	33,640	31,658	36,862	36,809	37,596
Interest expense	93,724	82,437	63,284	114,918	73,136
Other expense (income)	(76)	2,703	(241)	(54)	6,729
Total expenses	375,389	357,516	300,890	371,692	353,792
Earnings (loss) before income taxes	301,727	230,004	(139,616)	(69,258)	330,381
Provision (benefit) for income taxes	734	1,210	(1,003)	(6,774)	4,771
Net income (loss)	300,993	228,794	(138,613)	(62,484)	325,610
Net income (loss) attributable to non-controlling interest	282,762	221,236	(126,672)	(62,207)	313,914
Net income (loss) attributable to UWMC	$18,231	$7,558	$(11,941)	$(277)	$11,696

Earnings (loss) per share of Class A common stock:
Basic	$0.20	$0.08	$(0.13)	$—	$0.13
Diluted	$0.15	$0.08	$(0.13)	$(0.03)	$0.13
Weighted average shares outstanding:
Basic	93,290,736	93,107,133	92,920,794	92,575,549	92,571,886
Diluted	1,596,624,780	93,107,133	92,920,794	1,594,645,336	92,571,886